Exhibit 99.1

Digital River Reports Second Quarter 2014 Financial Results

  Second quarter revenue of $87.4 million, exceeded guidance
  Second quarter GAAP EPS net loss of $0.24 per share; and non-GAAP EPS net loss of $0.01 per share, both exceeded guidance

MINNEAPOLIS--(BUSINESS WIRE)--July 30, 2014--Digital River, Inc. (NASDAQ: DRIV), a leading global provider of Commerce-as-a-Service solutions, reported financial results for the second quarter of 2014.

Second Quarter Ended June 30, 2014
GAAP Results
Second quarter revenue totaled $87.4 million, exceeding management’s second quarter revenue guidance of $84 to $87 million. In 2013, second quarter revenue from continuing operations was $90.2 million.

Second quarter 2014 GAAP net loss from continuing operations was $7.3 million or a net loss of $0.24 per share, exceeding management’s second quarter GAAP guidance of a net loss from continuing operations of $0.33 to a net loss of $0.28 per share. In 2013, second quarter GAAP net loss from continuing operations was $0.2 million or a net loss of $0.01 per share.

Non-GAAP Results
Second quarter 2014 non-GAAP net loss from continuing operations was $0.3 million or a net loss of $0.01 per share, which exceeded management’s second quarter non-GAAP guidance of a net loss of $0.07 to a net loss of $0.03 per share. In 2013, second quarter non-GAAP diluted net income from continuing operations was $1.8 million or $0.06 per diluted share.

“I am pleased to report that we delivered a solid second quarter and our transformation efforts are generating meaningful results across our business,” said David Dobson, Digital River’s CEO. “Driven by our commitment to expand existing client relationships, gross transaction volumes across our core commerce and payments businesses continue to increase and signal healthy growth. Moreover, our commerce infrastructure investments, which are now largely complete, continue to contribute to added gains in our commerce loyalty index. We believe the steady rise in these key indicators over time are early confirmation that our business and clients are starting to yield the benefits of our transformation plan.”

Share Repurchase
During the second quarter, the company repurchased $14.2 million of its common stock. All transactions of common stock took place in the open market.

Third Quarter and Full Year 2014 Guidance
Management’s forward-looking financial expectations for the third quarter of 2014 are as follows:

  Revenue, ranging from $87 to $90 million;
  GAAP EPS, ranging from a net loss of $0.31 to a net loss of $0.26 per share; and
  Non-GAAP EPS, ranging from a net loss of $0.05 to a net loss of $0.02 per share, using a 21 percent tax rate.

Management’s forward-looking financial expectations for the full year 2014 are as follows:

  Revenue, updated to range from $375 to $382 million;
  GAAP EPS, updated to range from a net loss of $0.63 to a net loss of $0.51 per share; and
  Non-GAAP EPS, ranging from $0.41 to $0.51 per diluted share, using a 21 percent tax rate, which is consistent with previous guidance.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will host an open-access audio webcast and conference call today at 4:45 p.m. EDT to discuss second quarter 2014 financial results. The live audio webcast can be accessed on the Investor Relations (www.digitalriver.com/investorrelations) section of its corporate website. Alternatively, to listen to the live broadcast of the call, dial +1 (408) 427-3861 and use conference ID #71793026. A webcast and audio replay of the presentation will be archived on Digital River’s corporate website.

About Digital River, Inc.
Backed by 20 years of ecommerce experience, Digital River is recognized as a leading global provider of Commerce-as-a-Service solutions. Companies of all sizes rely on Digital River’s multi-tenant, SaaS commerce, payments and marketing services to manage and grow their online businesses. In 2013, Digital River processed more than $30 billion in online transactions, connecting B2B and B2C digital products and cloud service companies as well as branded manufacturers with buyers across multiple devices and channels, and nearly every country in the world.

Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, read our Digital River blog, follow the company on Twitter or call +1 952-253-1234.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) from continuing operations is computed by adjusting GAAP pre-tax income (loss) from continuing operations as reported on the company’s statement of operations by adding back, when applicable, amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring related costs, litigation settlement related costs, acquisition and integration costs, realized and unrealized investment gains or losses, goodwill impairments, and one-time impacts of debt repurchases, net of a 21 percent tax rate. Non-GAAP diluted earnings per share from continuing operations is calculated using the “if-converted” method with respect to the issuance of the company’s Convertible Senior Notes. In computing non-GAAP diluted earnings per share from continuing operations, if an increase in earnings per share will not result, adjust non-GAAP net income from continuing operations to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share from continuing operations for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce and payments markets; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant technical and transformational initiatives; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2013. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements reflect management’s expectations as of July 30, 2014. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and online payments, progress with key partners, and other factors. The guidance assumes, among other things, that there are no material changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements or future guidance to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets
	June 30,	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$225,226	$483,868
Short-term investments	166,863	115,652
Accounts receivable, net of allowance of $2,987 and $3,206	58,994	70,865
Deferred tax assets	1,552	1,479
Prepaid expenses and other	23,406	27,878
Total current assets	476,041	699,742
Property and equipment, net	48,719	53,770
Goodwill	138,757	139,318
Intangible assets, net	24,631	29,217
Long-term investments	53,074	56,023
Deferred income taxes	1,174	1,037
Other assets	993	2,067
Total assets	$743,389	$981,174
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$167,554	$187,635
Accrued payroll	15,203	20,058
Deferred revenue	5,052	6,904
Other current liabilities	41,084	55,899
Total current liabilities	228,893	270,496
Non-current liabilities
Convertible senior notes	135,180	295,795
Other liabilities	21,810	21,452
Total non-current liabilities	156,990	317,247
Total liabilities	385,883	587,743
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 50,797,206 and 50,074,977 shares issued	508	501
Treasury stock at cost; 18,817,940 and 16,910,883 shares	(456,644)	(424,416)
Additional paid-in capital	771,207	761,560
Retained earnings	38,436	51,254
Accumulated other comprehensive income (loss)	3,999	4,532
Stockholders' equity	357,506	393,431
Total liabilities and stockholders' equity	$743,389	$981,174

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue	$87,386	$90,163	$185,193	$201,184
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	16,819	17,061	34,971	39,067
Network and infrastructure	13,858	14,326	27,937	29,401
Sales and marketing	24,223	25,946	48,525	55,402
Product research and development	18,650	17,611	36,923	34,859
General and administrative	12,322	13,682	24,641	32,029
Goodwill impairment	-	-	-	21,249
Depreciation and amortization	6,510	5,066	12,868	10,066
Amortization of acquisition-related intangibles	2,186	2,283	4,357	4,211
Total costs and expenses	94,568	95,975	190,222	226,284
Income (loss) from operations	(7,182)	(5,812)	(5,029)	(25,100)
Interest income	647	780	1,266	1,376
Interest expense	(890)	(1,964)	(2,497)	(3,942)
Other income (expense), net	119	6,109	(204)	17,013
Loss on extinguishment of debt	-	-	(5,605)	-
Income (loss) from continuing operations before income taxes	(7,306)	(887)	(12,069)	(10,653)
Income tax expense (benefit)	(31)	(684)	923	237
Income (loss) from continuing operations	(7,275)	(203)	(12,992)	(10,890)
Income (loss) from discontinued operations, net of tax	41	(669)	174	(1,347)
Net Income (loss)	$(7,234)	$(872)	$(12,818)	$(12,237)

Income (loss) per share - basic
Income (loss) from continuing operations	$(0.24)	$(0.01)	$(0.43)	$(0.33)
Income (loss) from discontinued operations	0.00	(0.02)	0.01	(0.04)
Net income (loss) per share - basic	$(0.24)	$(0.03)	$(0.42)	$(0.37)

Income (loss) per share - diluted
Income (loss) from continuing operations	$(0.24)	$(0.01)	$(0.43)	$(0.33)
Income (loss) from discontinued operations	0.00	(0.02)	0.01	(0.04)
Net income (loss) per share - diluted	$(0.24)	$(0.03)	$(0.42)	$(0.37)
Shares used in per share calculation - basic	29,837	32,478	30,395	32,816
Shares used in per share calculation - diluted	29,837	32,478	30,395	32,816

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
GAAP net income (loss)	$(7,234)	$(872)	$(12,818)	$(12,237)

Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-	-	-
Adjusted net income (loss) for GAAP EPS calculation	$(7,234)	$(872)	$(12,818)	$(12,237)

Net income (loss) per share - diluted	$(0.24)	$(0.03)	$(0.42)	$(0.37)
Shares used in per share calculation - diluted	29,837	32,478	30,395	32,816

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Six months ended
	June 30,
	2014	2013
Operating Activities:
Net income (loss)	$(12,818)	$(12,237)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss (gain) on disposal of discontinued operations	(275)	-
Amortization of acquisition-related intangibles	4,357	4,211
Provision for doubtful accounts	(164)	928
Depreciation and amortization	12,868	10,118
Impairment of goodwill	-	21,249
Debt issuance cost amortization	538	855
Amortization of investment premiums	743	1,524
Loss (gain) on disposal of equipment	(358)	69
Gain on sale of investment	-	(17,526)
Loss on extinguishment of debt	5,605	-
Stock-based compensation expense	8,654	11,954
Deferred and other income taxes	(440)	(1,765)
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	12,031	(9,577)
Prepaid and other assets	2,334	1,843
Accounts payable	(18,944)	(70,292)
Deferred revenue	(2,208)	(1,460)
Income tax payable	192	175
Other current liabilities	(9,444)	(4,000)
Net cash provided by (used in) operating activities	2,671	(63,931)

Investing Activities:
Purchases of investments	(164,363)	(53,243)
Sales of investments	117,057	66,847
Cash received (paid) for cost method investments	(658)	39,636
Cash paid for acquisitions, net of cash received	-	(55,843)
Proceeds from sale of equipment	532	-
Purchases of equipment and capitalized software	(8,152)	(13,167)
Net cash provided by (used in) investing activities	(55,584)	(15,770)

Financing Activities:
Repurchase of senior convertible notes	(173,298)	(5,354)
Exercise of stock options	-	1,273
Sales of common stock under employee stock purchase plan	1,020	1,183
Repurchase of common stock	(28,209)	(31,238)
Repurchase of restricted stock to satisfy tax withholding obligation	(4,039)	(4,261)
Net cash provided by (used in) financing activities	(204,526)	(38,397)
Effect of exchange rate changes on cash	(1,203)	(1,906)
Net increase (decrease) in cash and cash equivalents	(258,642)	(120,004)
Cash and cash equivalents, beginning of period	483,868	542,851
Cash and cash equivalents, end of period	$225,226	$422,847

Cash paid for interest on convertible senior notes	$2,509	$3,068
Cash paid for income taxes	$2,584	$1,357

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
GAAP pre-tax income (loss) from continuing operations	$(9,766)	$(887)	$(8,241)	$(543)	$(19,437)
Add back amortization of acquisition-related intangibles	1,928	2,283	2,149	2,183	8,543
Add back stock-based compensation expense	5,575	6,379	4,341	4,273	20,568
Add back restructuring related costs	2,808	424	395	2,164	5,791
Add back litigation settlement related costs	-	312	-	45	357
Add back acquisition and integration costs	4,532	269	94	806	5,701
Add back realized investment loss (gain)	(11,067)	(6,459)	-	-	(17,526)
Add back goodwill impairment	21,249	-	-	-	21,249
Subtotal	15,259	2,321	(1,262)	8,928	25,246
Income tax expense (benefit) @ 21%	3,204	487	(264)	1,875	5,302
Non-GAAP income (loss) from continuing operations	12,055	1,834	(998)	7,053	19,944

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,233	-	-	1,214	79
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$13,288	$1,834	$(998)	$8,267	$20,023

Non-GAAP income (loss) from continuing operations per share - diluted	$0.33	$0.06	$(0.03)	$0.22	$0.61

Shares used in per share calculation - diluted	39,767	32,739	31,487	37,709	32,744

					Six months
	Three months ended				ended
	March 31,	June 30,			June 30,
	2014	2014			2014
GAAP pre-tax income (loss) from continuing operations	$(4,763)	$(7,306)			$(12,069)
Add back amortization of acquisition-related intangibles	2,171	2,186			4,357
Add back stock-based compensation expense	3,988	4,666			8,654
Add back restructuring related costs	221	116			337
Add back litigation settlement related costs	599	-			599
Add back loss on extinguishment of debt	5,605	-			5,605
Subtotal	7,821	(338)			7,483
Income tax expense (benefit) @ 21%	1,642	(71)			1,571
Non-GAAP income (loss) from continuing operations	6,179	(267)			5,912

Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-			-
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$6,179	$(267)			$5,912

Non-GAAP income (loss) from continuing operations per share - diluted	$0.20	$(0.01)			$0.19

Shares used in per share calculation - diluted	31,418	29,837			30,888

Digital River, Inc.
Non-GAAP Reconciliations
(Unaudited, in thousands)

Breakdown of stock-based compensation expense
			Six months
	Three months ended		ended
	March 31,	June 30,	June 30,
	2014	2014	2014
Direct cost of services	$44	$40	$84
Network and infrastructure	382	365	747
Sales and marketing	1,002	1,575	2,577
Product research and development	912	809	1,721
General and administrative	1,648	1,877	3,525
Total	$3,988	$4,666	$8,654

Breakdown of restructuring related costs
			Six months
	Three months ended		ended
	March 31,	June 30,	June 30,
	2014	2014	2014
Direct cost of services	$-	$-	$-
Network and infrastructure	21	(14)	7
Sales and marketing	95	30	125
Product research and development	8	8	16
General and administrative	97	92	189
Total	$221	$116	$337

Breakdown of litigation settlement related costs
			Six months
	Three months ended		ended
	March 31,	June 30,	June 30,
	2014	2014	2014
Direct cost of services	$-	$-	$-
Network and infrastructure	-	-	-
Sales and marketing	-	-	-
Product research and development	-	-	-
General and administrative	599	-	599
Total	$599	$-	$599

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2013 Actual
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
Commerce	$96.4	$73.8	$72.1	$84.3	$326.6
Payments	14.6	16.4	15.2	16.9	63.1
Total Revenue	$111.0	$90.2	$87.3	$101.2	$389.7

	2014 Actual
					Six months
	Three months ended				ended
	March 31,	June 30,			June 30,
	2014	2014			2014
Commerce	$80.3	$71.2			$151.5
Payments	17.5	16.2			33.7
Total Revenue	$97.8	$87.4			$185.2

	2014 Guidance
	Q3 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected Revenue	$87.0	$90.0	$375.0	$382.0

Non-GAAP Guidance Reconciliation
	Q3 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share from continuing operations - diluted	$(0.31)	$(0.26)	$(0.63)	$(0.51)
Add back amortization of acquisition-related intangibles, net of tax	0.06	0.06	0.22	0.22
Add back stock-based compensation expense, net of tax	0.13	0.13	0.48	0.48
Add back restructuring related costs, net of tax	-	-	0.01	0.01
Add back loss on extinguishment of debt, net of tax	-	-	0.14	0.14
Add back litigation settlement related costs, net of tax	-	-	0.02	0.02
Tax variability	0.07	0.05	0.17	0.15
Expected non-GAAP diluted net income (loss) per share	$(0.05)	$(0.02)	$0.41	$0.51

Projected Shares Used in Per Share Calculation
	Q3 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance

Shares used in per share calculation - GAAP diluted	29,760	29,760	29,962	29,962
Shares used in per share calculation - non-GAAP diluted	29,760	29,760	30,509	30,509

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Melissa Fisher, +1 952-225-3351
Vice President, Corporate Development,
Investor Relations and Treasury
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, +1 952-225-3719
Group Vice President, Corporate Communications
publicrelations@digitalriver.com